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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.


         Date of Report (Date of earliest event reported) July 22, 2003
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                               DCB Financial Corp.
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             (Exact Name of Registrant as Specified in its Charter)


           Ohio                         0-22387                 31-1469837
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)


     110 Riverbend Avenue, Lewis Center, Ohio                      43035
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     (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's Telephone Number, including Area Code (740) 657-7000
                                                          --------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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DCB FINANCIAL CORP - 8-K                                   Filing Date: 07/22/03
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(C) Exhibits

    The following exhibits are filed herewith:

EXHIBIT NO.   DESCRIPTION OF EXHIBIT

   99 Press Release dated July 22, 2003 with respect to the Registrant's financial results in the second quarter ended June 30, 2003.

ITEM 9. REGULATION FD DISCLOSURE AND INFORMATION FURNISHED UNDER ITEM 12

        On July 22, 2003, DCB Financial Corp issued a press release announcing its results of operations and financial condition for the three months ended June 30, 2003 (the "second quarter"). A copy of the press release, which is attached hereto as Exhibit 99, is also being furnished pursuant to Item 12: "Results of Operations and Financial Condition." This Item 12 disclosure is being furnished under Item 9 in accordance with SEC Release No. 33-8216.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

     Dated: July 22, 2003

                                        /s/ Jeffrey T. Benton
                                        ----------------------------------------
                                        Jeffrey T. Benton
                                        President and CEO


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